SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 1998

                          Peoples Financial Corporation
             (Exact name of registrant as specified in its charter)



        Ohio                        0-28838                      34-1822228
    --------------           --------------------            ----------------
(State of Incorporation)     (Commission File No.)             (IRS Employer
                                                            Identification No.)




                   211 Lincoln Way East, Massillon Ohio 44646
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  330-832-7441.



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                                    FORM 8-K


Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On October 27, 1998, Peoples Financial Corporation announced its intention to commence a new share repurchase program in which up to 5% of the outstanding common shares of Peoples Financial Corporation will be purchased on the over-the-counter market during the next twelve months. The number of shares to be purchased and the price to be paid will depend upon the availability of shares, the prevailing market prices and any other considerations which may, in the opinion of the Board of Directors or management, affect the advisability of purchasing Peoples Financial Corporation shares. The repurchase program will be funded by available cash and the sale of investment securities.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:    October 30, 1998          PEOPLES FINANCIAL CORPORATION




                                   By:/s/ Paul von Gunten
                                          Paul von Gunten
                                          President and Chief Executive Officer